The Princeton Review, Inc.
2315 Broadway
New York, NY 10024
February 1, 2007

Golub Capital Incorporated	Proskauer Rose LLP
551 Madison Avenue, 6th Floor	One International Place
New York, NY 10022	Boston, MA 02110

Attn:	Mr. Andrew H. Steuerman,	Attn: Stephen A. Boyko, Esq.
Managing Director
Gentlemen:
          Reference is made to that certain Limited Waiver and Second Amendment to Credit Agreement entered into as of November 3, 2006, among The Princeton Review, Inc., the other Loan Parties signatory thereto, the Lenders party thereto and the Administrative Agent, as further amended by our letter agreement dated December 15, 2006 (as amended, the “Second Amendment”). Terms used but not defined herein shall have the meanings as set forth in the Second Amendment or the Credit Agreement.
          This shall reflect our agreement as follows:
          The definition of “Revolver Reduction Date” under the Second Amendment shall hereinafter mean “the date one hundred and twenty (120) days after the Second Amendment Effective Date.”
          Except as amended hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect.

Very truly yours, Borrower: The Princeton Review, Inc.
By:	/s/ Stephen Melvin
	Name:	Stephen Melvin
	Title:	Chief Financial Officer

Guarantors: Princeton Review Operations, LLC
By:	/s/ Stephen Melvin
	Name:	Stephen Melvin
	Title:	Chief Financial Officer

Agreed and Accepted,
Administrative Agent:
Golub Capital Incorporated

By:	/s/ Gregory W. Cashman

Name: Gregory W. Cashman Title: Chief Investment Officer
Lenders:
Golub Capital CP Funding LLC

By:	/s/ Gregory W. Cashman

Name: Gregory W. Cashman Title: Chief Investment Officer

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